SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  March 7, 2000

                         -------------------------------
                         Date of earliest event reported




                               SAFETY-KLEEN CORP.

             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                           001-8368                 51-0228924
 (State of                     (Commission File No.)        (IRS Employer
  Incorporation)                                             Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On March 7, 2000, PricewaterhouseCoopers LLP orally advised the registrant that it was withdrawing its previously issued reports on the financial statements of the registrant for the years ended August 31, 1999, 1998 and 1997. This notice was followed up by a letter dated March 8, 2000, filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


Exhibit No.                 Description
-------------     -------------------------------------
99.1              Correspondence from  PricewaterhouseCoopers LLP dated
                  March 8, 2000, withdrawing previously issued reports on financial statements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                         SAFETY-KLEEN CORP.


Date:  March 9, 2000                     By:  /s/ Grover C. Wrenn
                                              ----------------------
                                                  Grover C. Wrenn
                                         Its:     Vice Chairman


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


                                  EXHIBIT INDEX

Exhibit No.                 Description
-------------     -------------------------------------
99.1              Correspondence from  PricewaterhouseCoopers LLP dated
                  March 8, 2000, withdrawing previously issued reports on financial statements.

                                  EXHIBIT 99.1





March 8, 2000




Mr. Grover C. Wrenn
Vice Chairman of the Board
Safety-Kleen, Corp.
P.O. Box 11393
Columbia, South Carolina 29211

Dear Mr. Wrenn:

As you are aware, subsequent to the issuance of our report dated October 5, 1999 on the financial statements of Safety-Kleen Corp. for the years ended August 31, 1999, 1998 and 1997, respectively, you advised that the representations previously provided by management in connection with the Safety-Kleen Corp. financial settlements for the years ended August 31, 1999, 1998 and 1997 may no longer be relied upon. Accordingly, we are advising you that we are withdrawing our previously issued reports on the financial statements of Safety-Kleen Corp. for those years. Such reports should no longer be relied upon or associated with the financial statements of Safety-Kleen Corp. for the years ended August 31, 1999, 1998 and 1997.

You should consult with your counsel about providing appropriate notifications to persons and regulators who are known to be relying or are likely to rely on the financial statements and the related reports that they should not be relied upon, and that revised financial statements and auditor's report will be issued upon completion of an investigation.

/s/ PricewaterhouseCoopers LLP

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